                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): November 30, 2000



                                OLIN CORPORATION



             (Exact name of registrant as specified in its charter)

           Virginia                            1-1070                          13-1872319
(State or Other Jurisdiction of       (Commission File Number)       (IRS Employer Identification No.)
         Incorporation)

                P.O. Box 4500, 501 Merritt 7,                                06856-4500
                    Norwalk, Connecticut                                     (Zip Code)
          (Address of principal executive offices)

                                (203) 750-3000
             (Registrant's telephone number, including area code)


                                Not Applicable
         (Former name or former address, if changed since last report)
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Item 7.    Exhibits.
           ---------


     Exhibit No.                     Exhibit
     -----------                     -------

        99.1           Press Release, dated November 30, 2000.



Item 9.    Regulation FD Disclosure.
           -------------------------

      Attached as Exhibit 99.1, and incorporated herein by reference, is a copy of the Registrant's press release dated November 30, 2000, announcing a presentation to be made at the December 5, 2000 Salomon Smith Barney Chemical Conference.


                              SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              OLIN CORPORATION



                              By:    /s/ Johnnie M. Jackson, Jr.
                                     ----------------------------------
                              Name:  Johnnie M. Jackson, Jr.
                              Title:  Vice President, General
                                      Counsel and Secretary


Date:  November 30, 2000
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                                 EXHIBIT INDEX


   Exhibit No.                    Exhibit
   -----------                    -------

       99.1         Olin Press Release, dated November 30, 2000.